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                                                                   EXHIBIT 23(b)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1994 included in Spelling Entertainment Group Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                               /s/ Arthur Andersen LLP
                                               -----------------------
                                               ARTHUR ANDERSEN LLP



Los Angeles, California
November 20, 1995